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                                                                    EXHIBIT 13.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with amendment No. 1 to the Annual Report of Hollinger Inc. (the "Company") on Form 20-F/A for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, The Lord Black of Crossharbour PC(C), OC, KCSG, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



     By:  /s/ Conrad M. Black
          -----------------------------
          Name: The Lord Black of Crossharbour PC(C), OC, KCSG
          Title: Chief Executive Officer and Director
          Hollinger Inc.

September 15, 2003